Exhibit 99.1

CITI 2019 GLOBAL PROPERTY CEO CONFERENCE MARCH 3 - 6, 2019

FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward - looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management, involve uncertainties that could significantly affect the financial results of MAA . Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward - looking statements, which are not historical in nature . In this presentation, forward - looking statements include, but are not limited to, statements about forecasted operating results, anticipated revenue and expense growth, expected acquisition and disposition activity, the outlook for new multifamily supply, expected benefits and synergies from the merger with Post Properties , anticipated occupancy rates , anticipated lease pricing, estimated development funding, the anticipated timing of completion of current development projects and the stabilization of such projects, MAA’s future development projects, the anticipated stabilization of communities in lease - up, the anticipated scope of MAA’s future redevelopment activities and projected redevelopment costs, incremental rent growth and incremental revenue, interest rate and other economic expectations, and other information that is not historical . All statements that address operating performance, events or developments that MAA anticipates or expects will occur in the future are forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict . Although MAA believes the expectations reflected in any forward - looking statements are based on reasonable assumptions, MAA can give no assurance that its expectations will be achieved, and therefore actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements . Some of the factors that may affect outcomes and results include, but are not limited to : inability to generate sufficient cash flows due to market conditions, changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws, or other factors ; exposure as a multifamily - focused REIT to risks inherent in investments in a single industry and sector ; adverse changes in real estate markets ; failure of new acquisitions to achieve anticipated results or be efficiently integrated ; failure of development communities to be completed, if at all, within budget and on a timely basis or to lease - up as anticipated ; unexpected capital needs ; changes in operating costs, including real estate taxes, utilities and insurance costs ; losses from catastrophes in excess of our insurance coverage ; level and volatility of interest or capitalization rates or capital market conditions ; the effect of any rating agency actions ; inability to attract and retain qualified personnel ; cyberliability or potential liability for breaches of our privacy or information security systems ; adverse legislative or regulatory tax changes ; adverse legal proceedings ; compliance costs associated with laws requiring access for disabled persons ; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by MAA from time to time, including those discussed under the heading “Risk Factors” in MAA’s most recently filed Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q . MAA undertakes no duty to update any forward - looking statements appearing in this presentation . REGULATION G This presentation contains certain non - GAAP financial measures within the meaning of the Securities Exchange Act of 1934 , as amended . MAA’s definitions of these non - GAAP financial measures, among other terms, and reconciliations to the most directly comparable GAAP measures, can be found in the accompanying Appendix and under the “Financial Results” navigation tab on the “For Investors” page of MAA’s website at www . maac . com . 2

A STRATEGY FOCUSED ON CREATING VALUE THROUGH THE FULL MARKET CYCLE

1	**2019 OUTLOOK**	• Leasing Update/Outlook • Supply Outlook • FFO/Guidance Outlook
2	**DIFFERENTIATED PORTFOLIO STRATEGY**	• MAA has broad diversification and balance across the high-growth Sunbelt region, appealing to the largest segment of the rental market.
3	**SCALE AND PLATFORM ADVANTAGES**	• MAA is the largest owner/operator of apartments across the United States[1]. Enhanced scale drives superior cost efficiencies and higher operating margins. • Competitive advantages in our markets drive outperformance and value creation potential.
4	**ROBUST REDEVELOPMENT PROGRAM**	• MAA's proven redevelopment program enhances earnings potential. • Significant opportunities remain throughout portfolio.
5	**EXTERNAL GROWTH OPPORTUNITIES**	• MAA's exclusive focus on high-growth Sunbelt region for over 25 years, superior track record of closing performance and strong balance sheet drive robust deal flow. • Focus on portfolio recycling and enhancement expected to continue to generate long term value creation.
6	**BALANCE SHEET STRENGTH**	• MAA maintains a strong investment grade balance sheet and strong dividend payout ratio - positioning us well for new growth opportunities and offering protection from potential downside pressures.

MAA

[1] National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U.S. based on number of apartment units owned and operated

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2019 SAME STORE LEASING OUTLOOK LEASE OVER LEASE PRICING LEASE OVER LEASE PRICING FORECAST BLENDED LEASE OVER LEASE PRICING 2018 VS. 2019 4 - 0.7% 0.6% 7.6% 6.8% 3.5% 3.6% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Jan 2019 Feb 2019 New Lease Renewal Blended 0.6% 1.6% 3.5% 3.6% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Jan Feb 2018 2019 2018A 2019F NEW LEASE - 0.7% - 0.3% RENEWAL 5.9% 5.7% BLENDED 2.5% 2.7% AVERAGE DAILY OCCUPANCY FULL YEAR JAN FEB 2018 96.1% 96.3% 96.2% 2019F 95.9% 96.0% 95.8% 1 Q1 2018 blended LOL pricing was 1.5% vs. an average of 2.9% in the final 3 quarters of 2018

Supply Increasing YOY Supply Consistent YOY Supply Declining YOY 48% of Same Store NOI 8% of Same Store NOI 44% of Same Store NOI “Targeted Supply Outlook” is our internal review of third party supply data by market that is further segmented to identify new supply expected to most impact our properties, i.e. we identify supply within a certain radius of our properties to further refine market level or submarket level supply outlook While the more targeted supply picture varies from the market level supply in some metros, overall we expect a modest decline in supply for our portfolio as compared to 2018 Assuming the demand outlook (job growth) stays similar to what we have seen in 2018, this suggests some improvement in pricing fundamentals in 2019 as compared to 2018 Supply still elevated: Austin, Charleston, Charlotte, Dallas, Nashville, Savannah Supply moderate to low: Atlanta, Greenville, Houston, Jacksonville, Orlando, Phoenix, San Antonio, Tampa 2019 SUPPLY OUTLOOK 5 Current 2019 Targeted Supply Outlook MAA Portfolio Source: Axiometrics , Internal data 1

2019 FFO OUTLOOK

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EXPECTED FFO/SHARE		SAME STORE[3]		TRANSACTIONS[3]	
Full Year 2019[1]	$6.03 - $6.27 $6.15 Midpoint	Revenue Growth	$1.8% - 2.8% 2.3% Midpoint	Acquisitions (Lease-up Acquisitions) TIMING: 2H 2019	$125M - $175M $150M Midpoint
Q1 2019[2]	$1.41 - $1.53 $1.47 Midpoint	• Blended Lease over Lease Pricing Growth	2.2% - 3.2% 2.7% Midpoint	Dispositions TIMING: 2H 2019	$75M - $125M $100M Midpoint
2019 FFO/share impacted by 20bps increase in average effective interest rate due to declining debt mark-to-market credit adjustment from prior CLP merger		• Average Daily Physical Occupancy	95.7% - 96.1% 95.9% Midpoint	Development Funding	$100M - $150M $125M Midpoint
Expect overhead to be front loaded in Q1 (~28% of total overhead in Q1) due to seasonality of certain costs		Expense Growth	2.6% to 3.6% 3.1% Midpoint		
		• Real Estate Tax Growth	3.75% - 4.75% 4.25% Midpoint		
		• Remainder of Expenses	<3.0%		
		NOI Growth	1.3% to 2.3% 1.8% Midpoint		

[1] Net income per diluted common share is expected to be in the range of $2.11 to $2.35 per diluted common share ($2.23 at the midpoint) for the full year 2019.
[2] MAA does not forecast Net income per diluted common share on a quarterly basis as it is not reasonable to accurately predict the timing of forecasted acquisition and disposition activity within a particular quarter (rather than during the course of the full year).
[3] Expectations for the full year 2019

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2019 OVERHEAD OUTLOOK OVERHEAD (G&A + PROPERTY MANAGEMENT ) • Full Year 2019: $96.5M to $98.5M ($97.5M at the midpoint) • Q1 2019: Expect overhead to be front loaded in Q1 ( ∼ 28% of total overhead in Q1) due to seasonality of certain costs • Total 2019 overhead expected to be approximately 6% of total revenues, 2 nd lowest in sector 7 • O verhead as a % of revenue remains 2 nd lowest in the sector and 100bps below sector average • This strong result achieved despite owning 40% more units and almost 3x as many markets as the sector average and carrying the lowest average rent per unit. • 2019 Overhead as a % of revenue is 30bps lower than pre - merger stand - alone MAA and PPS • Overhead expected to gain even more efficiency as both internal and external growth accelerate going forward. SECTOR COMPARISON 1 NOTE: Sector defined as AIV, AVB, CPT, EQR, ESS, UDR; data from company filings at4Q 2018 with the exception of UDR data which is from 3Q 2018 OVERHEAD AS A % OF REVENUE 6.2% 6.3% 6.0% 7.0% 5.4% 5.6% 5.8% 6.0% 6.2% 6.4% 6.6% 6.8% 7.0% 7.2% 2015 MAA+PPS 2016 Proforma MAA+PPS 2019F MAA 2018 Sector Average

FOCUS ON HIGH GROWTH REGION OF THE U.S. 64% SECTOR 39% SECTOR 3% MAA 0% MAA • Superior JOB GROWTH VS. NATIONAL AVERAGES • Favorable MIGRATION TRENDS and HOUSEHOLD FORMATIONS • FAVORABLE TAX ENVIRONMENT attracts employers and drives job growth • BUSINESS - FRIENDLY infrastructure attracts employers • MAA is the LARGEST OWNER - OPERATOR of apartment homes across the U.S. 2  MAA Differentiated Approach Within the Apartment Sector % PUBLIC APARTMENT REIT SECTOR NOI FROM 10 GATEWAY MARKETS 1 % PUBLIC APARTMENT REIT SECTOR NOI FROM CALIFORNIA 1 1 Green Street Advisors, U.S. Apartment Outlook, January 16, 2019 2 National Multifamily Housing Council (NMHC), 2018 NMHC 50, published April 13, 2018; ranked largest apartment owner in the U.S. based on number of apartment units owned and operated 8 2

MARKET DIVERSIFICATION AND SUBMARKET BALANCE ACROSS THE HIGH GROWTH SUNBELT REGION TOP 20 MARKETS 1 % OF 2018 NOI 2 Atlanta, GA 13.4% Dallas, TX 9.3% Charlotte, NC 7.2% Washington, DC 6.8% Tampa, FL 6.7% Austin, TX 5.9% Orlando, FL 5.8% Raleigh/Durham, NC 4.5% Nashville, TN 4.3% Fort Worth, TX 4.1% Houston, TX 4.0% Jacksonville, FL 3.6% Charleston, SC 2.9% Phoenix, AZ 2.6% Savannah, GA 2.1% Richmond, VA 1.8% Greenville, SC 1.3% Birmingham, AL 1.3% San Antonio, TX 1.2% Kansas City, MO - KS 0.7% Total 89.5% Multifamily Markets Regional Office Corporate Office 49% 51% DIVERSIFIED IN PRICE POINTS 1,3 A to A+ B to B+ 50% 22% 19% 10% DIVERSIFIED IN SUBMARKETS 1 Inner Loop Suburban Satellite City Downtown/CBD Source: Company and Company 4Q/Year End 2018 Earnings Release Supplemental furnished with the SEC 1 Based on 12/31/2018 total multifamily portfolio gross asset value 2 Same Store NOI 3 Average effective rent/unit for 12/31/2018 of higher than $1,275 for A to A+ and $1,275 or lower for B to B+ for total multif am ily portfolio 9 2

0.4% 9.8% 44.4% 30.5% 10.9% 1.3% 2.6% 0.1% 0.0% 4.4% 15.8% 23.7% 20.9% 13.8% 7.6% 5.6% 4.6% 3.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% Spread of Rents in MAA Portfolio Spread of Rents Paid by Apartment Renters • Provides downside protection • Helps mitigate new supply pressures over cycle RESIDENT DEMOGRAPHICS: SURVEYED MONTHLY RENT RATE Source: Company data as of 12/31/2018 and 2017 NMHC/Kingsley Renter Preferences Report (based on 258,941 resident responses ) PORTFOLIO BALANCED TO SERVE THE LARGEST SEGMENTS OF THE APARTMEN T RENTAL MARKET… BETTER FULL CYCLE PERFORMANCE 10 2

$17,911 $36,833 $56,808 $77,881 $100,097 $123,506 $148,156 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 2013 2014 2015 2016 2017 2018 2019F MAA’S ESTABLISHED EXPENSE MANAGEMENT PRACTICE STANDS OUT AMONG P EERS Since 2013, including 2019 forecast expectations, the average annual property expense growth for MAA is 2.5% vs the sector average 1 of 3.1% OPERATIONAL ADVANTAGES DRIVE VALUE 1. Unique shop stocking program drives down maintenance and turn costs 2. Proactive utility monitoring and management program 3. Proactive lease expiration management and inventory readiness practices 4. Superior use of technology to efficiently drive qualified leasing traffic; high capture rate 5. Enhanced scale, size and efficiencies in procurement of third party products and services associated with property operations Source: Company reports 1 Sector defined as AIV, AVB, CPT, EQR, ESS, UDR, PPS (through 2016), HME (through 2014), AEC (through 2014), CLP (through 2013), BRE (through 2013) VALUE CREATION FROM PROPERTY OPERATING EXPENSE SAVINGS Reported Same Store 11 3 Annual value creation (in $000s) created by MAA’s lower annual expense growth of 2.5% vs. sector average of 3.1%, assuming a 5.6% cap rate

Same Store NOI Margin Improvement • MAA platform capabilities applied to CLP and PPS portfolios drive meaningful margin expansion • PPS margin improvement to date has been expense driven . Opportunities to be captured are associated with revenue management practices and unit interior redevelopment program. 1 Legacy Colonial Same Store Portfolio as defined in previous Company filings 2 Post Adjusted Same Store Portfolio as defined in previous Company filings 3 Includes adjustment to normalize real estate taxes 4 Estimated NOI margin after capturing all “NOI Margin” and “Redevelopment Pipeline” opportunities discussed at time of merger OPERATIONAL STRENGTH 12 62.3% 63.5% 65.8% 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 2016 Actual 2018 Actual Full Synergy Capture PPS NOI Margin 2 4 60.2% 63.1% 58.0% 59.0% 60.0% 61.0% 62.0% 63.0% 64.0% 2013 Actual 2017 Actual CLP NOI Margin 1 Scale of operations resulting from mergers supports investments in technology and programs superior to those used by smaller, less sophisticated third party managers - that are more prevalent in our markets - to drive continued outperformance 3 3

STRONG VALUE CREATION THROUGH REDEVELOPMENT PROGRAM Over 28,000 units redeveloped during past 5 years Redevelopments are performed on turn at select communities, minimizing down time and allowing us to evaluate the effectiveness of the program for real - time improvements Standard program includes kitchen and bath upgrades • Stainless appliances • Counter top replacement • U pdated cabinetry • Plumbing and light fixture updates • Flooring Approximately 18,000 units (including legacy PPS portfolio) identified for redevelopment across same store portfolio with potential to create additional value. SCOPE OPPORTUNITY Before After Highlands of West Village, Atlanta, GA 2017A 2018A 2019F Production 8,375 8,155 7,500 - 8,500 Average Per Unit Cost $5,463 $6,138 $6,000 - $7,000 Average Rent Increase 8.8% 10.5% 9.0% - 10.0% RESULTS 13 4

FUTURE OPPORTUNITY TO CAPTURE Robust Pipeline of Units Yet to be Redeveloped MAA REDEVELOPMENT PIPELINE Remaining Identified Redevelopment Opportunity Future Value Opportunity Revenue At 5.6% Cap Rate Net Value Creation $24.8M $443.3M $326.7M Legacy MAA Legacy CLP Legacy PPS Total MAA Units 3,749 5.573 9,065 18,387 Capital $16.9M $25.1 $74.6 $116.6M Incremental Revenue $3.5M $5.2M $16.1M $24.8M Top 10 2019 Markets For Redevelopment Atlanta, GA 1,458 units Dallas, TX 748 units Charlotte, NC 695 units Tampa, FL 688 units Orlando, FL 431 units Charleston, SC 419 units Raleigh/Durham, NC 386 units Washington, DC 326 units Nashville, TN 315 units Phoenix, AZ 293 units 18K units of opportunity < 350 Redeveloped Units +350 Redeveloped Units 14 4

CAPITAL RECYCLING FOR VALUE CAPTURE 15 Transaction Activity Drives Value 2014 - 2018 TRANSACTIONS Over the last 5 years, our capital recycling program, excluding merger transactions, yielded assets with a younger age, higher rent profile, and improved after capex NOI margin, creating higher long - term value ACQUISITIONS $200 MILLION Value Creation 2018 NOI at 5.0% Cap Rate = $1.5 Billion Value 7,079 UNITS : $1.3 BILLION DISPOSITIONS $400 MILLION Gains Generated Captured Leveraged IRR of 15.8% 13,191 UNITS : $1.0 BILLION 2 25 0 10 20 30 Acquired Assets Sold Assets AVERAGE AGE (IN YEARS) $1,360 $780 $0 $500 $1,000 $1,500 Acquired Assets Sold Assets AVERAGE EFFECTIVE RENT 59% 49% 0% 10% 20% 30% 40% 50% 60% 70% Acquired Assets Sold Assets AFTER CAPEX NOI MARGIN 5 Source: Company

DEVELOPMENT, LEASE - UP AND RECENTLY STABILIZED PROPERTIES POISED TO DELIVER VALUE 16 Sync 36, Denver Post Centennial Park, Atlanta 1201 Midtown II, Charleston Post River North, Denver Post Midtown, Atlanta 5

DEVELOPMENT PIPELINE AND LEASE-UPS POISED TO DELIVER VALUE

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- Established history and success of disciplined capital deployment will govern growth through new development
- Manage the design and investment from an owner-operator perspective; optimize long-term margins
- Began construction January 2019 on Copper Ridge II in Fort Worth
- In pre-development stage on opportunities in Phoenix, Denver, Houston and Orlando

6.3%
AVERAGE EXPECTED STABILIZED NOI YIELD

$7.0M - $8.0M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE DEVELOPMENTS At 12/31/2018

PROPERTY	MSA	TOTAL UNITS	TOTAL EXP COST (IN MILLIONS)	INITIAL DELIVERY	EXPECTED STABILIZATION
Post Parkside at Wade III	Raleigh, NC	150	$ 25.0	3Q 2019	1Q 2020
Sync 36 II	Denver, CO	79	$ 24.5	4Q 2019	1Q 2020
Post Sierra at Frisco Bridges II	Dallas, TX	348	$ 69.0	2Q 2020	3Q 2021
TOTAL ACTIVE DEVELOPMENTS		577	$ 118.5		

6.1%
AVERAGE BLENDED STABILIZED NOI YIELD

$18.5M - $19.5M
TOTAL EXPECTED STABILIZED INCREMENTAL NOI

ACTIVE LEASE-UPS At 12/31/2018

PROPERTY	MSA	TOTAL UNITS	TOTAL COST (IN MILLIONS)	PHYSICAL OCCUPANCY	EXPECTED STABILIZATION
Sync 36 I	Denver, CO	374	$ 104.5	81.6%	2Q 2019
Post River North	Denver, CO	359	$ 87.8	86.9%	2Q 2019
1201 Midtown II	Charleston, SC	140	$ 27.9	28.6%	3Q 2019
Post Centennial Park	Atlanta, GA	438	$ 95.2	36.8%	4Q 2019
TOTAL ACTIVE LEASE-UPS		1,311	$ 315.4	62.4%	

Source: Company 4Q 2018 Earnings Release Supplemental furnished with the SEC

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CREDIT METRICS AT 12/31/2018 MAA SECTOR AVG 3 Total debt / total assets 1 32.6% 31.8% Total secured debt / total assets 1 3.4% 7.5% Unencumbered NOI / total NOI 92.6% 84.8% Net d ebt / recurring adjusted EBITDA re 2 4.99x 4.88x Consolidated income available for debt service to total annual debt service charge 1,2 5.07x 5.35x 0.0% 10.8% 6.1% 13.5% 57.0% 12.6% DEBT MATURITY PROFILE 1 ($ IN MILLIONS ) AT 12/31/2018 1 MAA calculations as specifically defined in Mid - America Apartments, L.P.’s debt agreements. 2 Sector average represents publicly disclosed sector equivalent. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR; data is from 4Q 2018 c ompany filings % MATURING 7% 19% 8% 15% 8% 44% $333 $309 $345 $665 $359 $1,978 $540 2019 2020 2021 2022 2023 2024+ Debt Unsecured credit facility 1 Debt maturity profile as of 12/31/2018 and excludes $300 million, 10 - year bond deal announced on February 26, 2019 2 Debt excluding unsecured credit facility Weighted Average Interest Rate 3.8% Weighted Average Maturity 5.1 years STRONG BALANCE SHEET AND MANAGEABLE DEBT MATURITY PROFILE 18 6 2 Including refinancing completed 2019 to date, proforma weighted average maturity is approximately 7 years

SOLID INVESTMENT GRADE BALANCE SHEET DEBT SUMMARY ($ IN MILLIONS) AT 12/31/2018 Unsecured Bonds $2,613 57.7% Unsecured Term Loans 900 19.9% Unsecured Credit Facility 540 11.9% Total Unsecured Debt $4,053 89.5% Total Secured Debt $475 10.5% TOTAL DEBT $4,528 Note : Total Enterprise Value equals common shares and units outstanding multiplied by the closing stock price on 12 / 31 / 2018 plus preferred shares outstanding at the $ 50 per share redemption price, plus total debt outstanding . Secured Debt 3.0% Unsecured Debt 25.6% Preferred Equity 0.3% Common Equity 71.2% $11.3B Common Equity $4.5B Total Debt DEBT/TOTAL ENTERPRISE VALUE: 28.6% $0.04B Preferred Equity CREDIT RATINGS Standard & Poor’s Rating Services BBB+ OUTLOOK STABLE Moody’s Investors Service Baa1 OUTLOOK STABLE Fitch Ratings BBB+ OUTLOOK STABLE 19 6

$2.46 $2.46 $2.51 $2.64 $2.78 $2.92 $3.08 $3.28 $3.48 $3.69 $3.84 79.9% 79.6% 76.1% 66.7% 74.3% 66.7% 62.0% 66.1% 65.7% 68.2% 69.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F Dividends AFFO Payout Ratio SOURCE: S&P Global; KeyBanc , The Leaderboard, 10/26/2018; Company 1 Sector average includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR 2 AFFO Payout Ratio is defined as annual dividends paid or forecasted to be paid divided by actual or estimated annual AFFO per Share diluted ANNUAL COMPOUNDED TOTAL SHAREHOLDER RETURN At DECEMBER 31, 2018 3 YR 5 YR 10 YR 15 YR 20 YR MAA 5.5% 13.8% 14.7% 12.3% 13.9% SECTOR AVG 1 4.8% 13.6% 15.5% 11.2% 12.6% MAA DIVIDENDS AND AFFO PAYOUT RATIO 2 2009 - 2019F Consistent, Long - Term Outperformance 20 DIFFERENTIATED STRATEGY AND FOCUSED EXECUTION DRIVES RESULTS 6

CONTINUING AND ENHANCED FOCUS ON ESG STRENGTHENS PLATFORM AND CREATES VALUE OPPORTUNITIES

Our long-term commitment to sustainability and responsibly managing our relationships is an essential part of how we provide exceptional service and value for our stakeholders. We are dedicated to continuous progress and have established a sustainability council focused on tracking and enhancing our environmental, social and governance efforts.

ENVIRONMENTAL STEWARDSHIP

CONSERVING RESOURCES

- Low-flow plumbing fixtures
- Irrigation efficiencies, rainwater harvesting, reclaimed water and well water usage
- Community landscaping to minimize turf and include drought tolerant plant material

REDUCING WASTE

- On-site trash recycling options for residents
- Online leasing and communication tools
- Vendor partnerships to recycle carpet and other flooring materials; use of carpets made with recycled content

INCREASING EFFICIENCY

- Reduced watt, high performance lighting fixtures in community breezeways and common areas (LED, fluorescent, and induction lighting)
- Energy Star rated appliances

SOCIAL RESPONSIBILITY

EMPOWERING ASSOCIATES

- Competitive compensation and benefits packages, recognition programs, and growth opportunities
- Ongoing training
- The latest technology and proven systems
- Associate engagement including internal communications, reviews and surveys

CARING FOR RESIDENTS

- STAR Service Program and routine resident surveys
- Online resident portal for ease of transactions, service request submission and communication
- Property amenities to promote healthy lifestyles

REACHING THE COMMUNITY

- Corporate charity, Open Arms Foundation, provides temporary housing to families who must travel for medical treatment. Over 2,800 families helped to date.

CORPORATE GOVERNANCE

BUILDING CONFIDENCE

- Corporate Governance Guidelines encompassing board and committee structure, director and executive officer standards and stock ownership requirements
- Code of conduct and ethical standards applying to all MAA associates and directors
- Governance practices overseeing policies and standards related to shareholder rights and proxy access
- Performance-based, equity compensation aligning executive goals with the long-term best interests of our shareholders
- Transparency and accountability of financial reporting, auditing and internal controls through risk oversight and anonymous submission platform
- Strong governance ratings from Green Street Advisors and Institutional Shareholder Services

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22 AT DECEMBER 31, 2018 APPENDIX • Reconciliation of Non - GAAP Financial Measures • Definitions of Non - GAAP Financial Measures and Other Key Terms

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 23 RECONCILIATION OF FFO, AFFO AND FAD TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS Amounts in thousands, except per share and unit data Three months ended December 31, Year ended December 31, 2018 2017 2018 2017 Net income available for MAA common shareholders $ 60,360 $ 122,528 $ 219,211 $ 324,691 Depreciation and amortization of real estate assets 120,181 118,309 484,722 489,503 Loss (gain) on sale of depreciable real estate assets 18 (68,341) 39 (127,386 Depreciation and amortization of real estate assets of real estate joint venture 152 146 595 596 Net income attributable to noncontrolling interests 2,235 4,557 8,123 12,157 Funds from operations attributable to the Company 182,946 177,199 712,690 699,561 Recurring capital expenditures (16,476) (18,468) (74,693) (71,636 Adjusted funds from operations 166,470 158,731 637,997 627,925 Redevelopment and revenue enhancing capital expenditures (23,892) (21,969) (91,475) (82,225 Other capital expenditures (7,288) (7,439) (31,417) (19,909 Funds available for distribution $ 135,290 $ 129,323 $ 515,105 $ 525,791 Dividends and distributions paid $ 108,808 $ 102,508 $ 434,928 $ 409,948 Weighted average common shares - diluted 113,880 113,719 113,836 113,687 FFO weighted average common shares and units - diluted 117,974 117,861 117,948 117,840 Earnings per common share - diluted: Net income available for common shareholders $ 0.53 $ 1.08 $ 1.93 $ 2.86 Funds from operations per Share - diluted $ 1.55 $ 1.50 $ 6.04 $ 5.94 Adjusted funds from operations per Share - diluted $ 1.41 $ 1.35 $ 5.41 $ 5.33

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME AVAILABLE FOR MAA COMMON SHAREHOLDERS

Dollars in thousands

	Three Months Ended			Year Ended	
	December 31, 2018	**September 30, 2018**	**December 31, 2017**	**December 31, 2018**	**December 31, 2017**
Net Operating Income					
Same Store NOI	$ 231,916	$ 224,290	$ 227,367	$ 905,756	$ 889,176
Non-Same Store NOI	19,518	18,078	15,219	71,002	63,080
Total NOI	251,434	242,368	242,428	976,758	952,256
Depreciation and amortization	(121,541)	(124,549)	(119,423)	(489,759)	(493,708
Property management expenses	(12,054)	(11,303)	(11,581)	(47,633)	(43,588
General and administrative expenses	(9,063)	(6,380)	(9,459)	(34,786)	(40,194
Merger and integration expenses	(609)	(1,878)	(5,492)	(9,112)	(19,990
Interest expense	(44,454)	(44,650)	(39,746)	(173,594)	(154,751
(Loss) gain on sale of depreciable real estate assets	(18)	(23)	68,341	(39)	127,386
Gain (loss) on sale of non-depreciable real estate assets	662	959	(21)	4,532	21
Other non-operating (expense) income	(631)	374	3,320	5,434	14,353
Income tax expense	(785)	(616)	(709)	(2,611)	(2,619
Income from real estate joint venture	576	402	349	1,832	1,370
Net income attributable to noncontrolling interests	(2,235)	(1,913)	(4,557)	(8,123)	(12,157
Dividends to MAA Series I preferred shareholders	(922)	(922)	(922)	(3,688)	(3,688
Net income available for MAA common shareholders	$ 60,360	$ 51,869	$ 122,528	$ 219,211	$ 324,691

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RECONCILIATION OF NON - GAAP FINANCIAL MEASURES (1) Included in Other non - operating income on the Consolidated Statements of Operations 25 RECONCILIATION OF EBITDA, EBITDA re , ADJUSTED EBITDA re AND RECURRING ADJUSTED EBITDA re TO NET INCOME Dollars in thousands Three Months Ended Year Ended December 31, December 31, December 31, December 31, 2018 2017 2018 2017 Net income $ 63,517 $ 128,007 $ 231,022 $ 340,536 Depreciation and amortization 121,541 119,423 489,759 493,708 Interest expense 44,454 39,746 173,594 154,751 Income tax expense 785 709 2,611 2,619 EBITDA 230,297 287,885 896,986 991,614 Loss (gain) on sale of depreciable real estate assets 18 (68,341) 39 (127,386) Adjustments to reflect the Company's share of EBITDA re of unconsolidated affiliates 321 306 1,242 1,234 EBITDA re 230,636 219,850 898,267 865,462 Gain on debt extinguishment (1) (1,960) (28) (2,179) (3,196) Net casualty loss (gain) and other settlement proceeds (1) 920 120 (724) (114) (Gain) loss on sale of non - depreciable assets (662) 21 (4,532) (21) Adjusted EBITDA re 228,934 219,963 890,832 862,131 Merger and integration expenses 609 5,492 9,112 19,990 Recurring Adjusted EBITDA re $ 229,543 $ 225,455 $ 899,944 $ 882,121

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 26 RECONCILIATION OF NET DEBT TO UNSECURED NOTES PAYABLE AND SECURED NOTES PAYABLE Dollars in thousands As of December 31, December 31, 2018 2017 Unsecured notes payable $ 4,053,302 $ 3,525,765 Secured notes payable 475,026 976,292 Total debt 4,528,328 4,502,057 Cash and cash equivalents (34,259) (10,750) 1031(b) exchange proceeds included in Restricted cash — (47,668) Net Debt $ 4,494,069 $ 4,443,639 RECONCILIATION OF GROSS ASSETS TO TOTAL ASSETS Dollars in thousands As of December 31, December 31, 2018 2017 Total assets $ 11,323,781 $ 11,491,919 Accumulated depreciation 2,549,287 2,075,071 Gross Assets $ 13,873,068 $ 13,566,990 RECONCILIATION OF GROSS REAL ESTATE ASSETS TO REAL ESTATE ASSETS, NET Dollars in thousands As of December 31, December 31, 2018 2017 Real estate assets, net $ 11,151,701 $ 11,261,924 Accumulated depreciation 2,549,287 2,075,071 Cash and cash equivalents 34,259 10,750 1031(b) exchange proceeds included in Restricted cash — 47,668 Gross Real Estate Assets $ 13,735,247 $ 13,395,413

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES 27 RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE 2019 Full Year Guidance Range Low High Earnings per common share - diluted $ 2.11 $ 2.35 Real estate depreciation 4.09 4.09 Amortization other 0.04 0.04 Gains on sale of depreciable assets (0.21) (0.21) FFO per Share - diluted 6.03 6.27 Recurring capital expenditures (0.64) (0.64) AFFO per Share - diluted $ 5.39 $ 5.63

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA*re*

For purposes of calculations in this presentation, Adjusted Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or Adjusted EBITDA*re*, is composed of EBITDA*re* adjusted for net gain or loss on non-depreciable asset sales, insurance and other settlement proceeds, and gain or loss on debt extinguishment. As an owner and operator of real estate, MAA considers Adjusted EBITDA*re* to be an important measure of performance from core operations because Adjusted EBITDA*re* does not include various income and expense items that are not indicative of operating performance. MAA's computation of Adjusted EBITDA*re* may differ from the methodology utilized by other companies to calculate Adjusted EBITDA*re*. Adjusted EBITDA*re* should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

Adjusted Funds From Operations (AFFO)

AFFO is composed of FFO less recurring capital expenditures. In order to better align the classification of capital expenditures with business goals, certain capital expenditures related to commercial properties have been reclassified out of recurring capital expenditures for comparative purposes. AFFO should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers AFFO to be an important measure of performance from operations because AFFO measures the ability to control revenues, expenses and recurring capital expenditures.

EBITDA

For purposes of calculations in this presentation, Earnings Before Interest, Income Taxes, Depreciation and Amortization, or EBITDA, is composed of net income plus depreciation and amortization, interest expense, and income taxes. As an owner and operator of real estate, MAA considers EBITDA to be an important measure of performance from core operations because EBITDA does not include various expense items that are not indicative of operating performance. EBITDA should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

EBITDA*re*

For purposes of calculations in this presentation, Earnings Before Interest, Income Taxes, Depreciation and Amortization for real estate, or EBITDA*re*, is composed of EBITDA, as defined above, excluding the gain or loss on sale of depreciable asset sales and plus adjustments to reflect MAA's share of EBITDA*re* of unconsolidated affiliates. As an owner and operator of real estate, MAA considers EBITDA*re* to be an important measure of performance from core operations because EBITDA*re* does not include various expense items that are not indicative of operating performance. While MAA's definition of EBITDA*re* is in accordance with NAREIT's definition, it may differ from the methodology utilized by other companies to calculate EBITDA*re*. EBITDA*re* should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of financial performance.

Funds Available for Distribution (FAD)

FAD is composed of FFO less total capital expenditures, excluding development spending and property acquisitions. FAD should not be considered as an alternative to Net income available for MAA common shareholders. As an owner and operator of real estate, MAA considers FAD to be an important measure of performance from core operations because FAD measures the ability to control revenues, expenses and total capital expenditures.

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DEFINITIONS OF NON-GAAP FINANCIAL MEASURES

Funds From Operations (FFO)

FFO represents net income available for MAA common shareholders (computed in accordance with GAAP) excluding extraordinary items, asset impairment and gains or losses on disposition of operating properties, plus net income attributable to noncontrolling interest, depreciation and amortization of operating properties, and adjustments for joint ventures to reflect FFO on the same basis. Because noncontrolling interest is added back, FFO, when used in this document, represents FFO attributable to the Company. While MAA's definition of FFO is in accordance with the NAREIT's definition, it may differ from the methodology for calculating FFO utilized by other companies and, accordingly, may not be comparable to such other companies. FFO should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. MAA believes that FFO is helpful in understanding operating performance in that FFO excludes depreciation and amortization of real estate assets. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Gross Assets

Gross Assets represents Total assets plus Accumulated depreciation and accumulated depreciation for Assets held for sale, which is included in "Assets held for sale" on the Consolidated Balance Sheets. MAA believes that Gross Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Gross Real Estate Assets

Gross Real Estate Assets represents Real estate assets, net plus Accumulated depreciation and accumulated depreciation for Assets held for sale, which is included in "Assets held for sale" on the Consolidated Balance Sheets, plus Cash and cash equivalents plus 1031(b) exchange proceeds included in "Restricted cash" on the Consolidated Balance Sheets. MAA believes that Gross Real Estate Assets can be used as a helpful tool in evaluating its balance sheet positions. MAA believes that GAAP historical cost depreciation of real estate assets is generally not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies.

Net Debt

Net Debt represents Unsecured notes payable and Secured notes payable less Cash and cash equivalents and 1031(b) proceeds included in "Restricted cash" on the Consolidated Balance Sheets. MAA believes Net Debt is a helpful tool in evaluating its debt position.

Net Operating Income (NOI)

Net Operating Income represents Rental and other property revenues less Total property operating expenses, excluding depreciation, for all properties held during the period, regardless of their status as held for sale. NOI should not be considered as an alternative to Net income available for MAA common shareholders. MAA believes NOI by market is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operations of property performance by excluding corporate level expenses and other items not related to property operating performance.

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DEFINITIONS OF NON - GAAP FINANCIAL MEASURES Recurring Adjusted EBITDA re Recurring Adjusted EBITDA re represents Adjusted EBITDA re further adjusted to exclude certain items that are not considered part of MAA's core business operations such as acquisition and merger and integration expenses. MAA believes Recurring Adjusted EBITDA re is an important performance measure as it adjusts for certain items that by their nature are not comparable over periods and therefore tend to obscure actual operating performance. MAA's de finition of Recurring Adjusted EBITDA re may differ from the methodology utilized by other companies to calculate Recurring Adjusted EBITDA re . Recurring Adjusted EBITDA re should not be considered as an alternative to Net income available for MAA common shareholders as an indicator of operating performance. Same Store NOI Same Store NOI represents total operating revenues less total property operating expenses, excluding depreciation, for all pr ope rties classified within the Same Store Portfolio during the period. Same Store NOI should not be considered as an alternative to Net income available for MAA common sh areholders. MAA believes Same Store NOI is a helpful tool in evaluating the operating performance within MAA's markets because it measures the core operati ons of property performance by excluding corporate level expenses and other items not related to property operating performance . 30

DEFINITIONS OF OTHER KEY TERMS

Average Effective Rent per Unit

Average Effective Rent per Unit represents the average of gross rent amounts after the effect of leasing concessions for occupied units plus prevalent market rates asked for unoccupied units, divided by the total number of units. Leasing concessions represent discounts to the current market rate. MAA believes average effective rent is a helpful measurement in evaluating average pricing. It does not represent actual rental revenue collected per unit.

Average Physical Occupancy

Average Physical Occupancy represents the average of the daily physical occupancy for the quarter.

Development Communities

Communities remain identified as development until certificates of occupancy are obtained for all units under development. Once all units are delivered and available for occupancy, the community moves into the Lease-up Communities portfolio.

Lease-up Communities

New acquisitions acquired during lease-up and newly developed communities remain in the Lease-up Communities portfolio until stabilized. Communities are considered stabilized after achieving at least 90% occupancy for 90 days.

Non-Same Store Portfolio

Non-Same Store Portfolio includes recent acquisitions, communities that have been identified for disposition, and communities that have undergone a significant casualty loss.

Same Store Portfolio

MAA reviews its Same Store Portfolio at the beginning of each calendar year, or as significant transactions warrant. Communities are generally added into the Same Store Portfolio if they were owned and stabilized at the beginning of the previous year. Communities are considered stabilized after achieving at least 90% occupancy for 90 days. Communities that have been approved by MAA's Board of Directors for disposition are excluded from the Same Store Portfolio. Communities that have undergone a significant casualty loss are also excluded from the Same Store Portfolio.

Total Market Capitalization

Total Market Capitalization equals the number of shares of common stock plus units not held by MAA at period end multiplied by the closing stock price at period end, plus total debt outstanding.

Unencumbered NOI

Unencumbered NOI represents NOI generated by unencumbered assets (as defined in MAALP's bond covenants).

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